SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ___________



Date of Report (Date of earliest event reported)       October 29, 1996
                                                 -------------------------------

                      TOTAL WORLD TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-20922                 75-2274730
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


3200 North Military Trail, Suite 300, Boca Raton, Fl                33431
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (407) 997-5880
                                                    ----------------------------

                     INTERNATIONAL STANDARDS GROUP, LIMITED
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          (Former name or former address, if changed since last report)










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ITEM 1.     LEGAL PROCEEDINGS
            -----------------

      On October 29, 1996, the litigation styled INTERNATIONAL STANDARDS GROUP, LIMITED AND JOSEPH L. LENTS VS. MORGAN STANLEY & COMPANY, INCORPORATED, VIRGINIA
D. CRISTOFORO, ROBERT ISBITTS, ADMINISTRACION DE SEGUROS, S.A., CONSORCIO DE SEGUROS POLARIS, S.A. AND MICHAEL E. ZAPETIS was settled to the mutual satisfaction of the parties. The terms of the settlement are not expected to affect the Company's operating results for any fiscal year. Pursuant to the agreement among the parties, the terms of the settlement are deemed to be confidential.


ITEM 5.     OTHER EVENTS
            ------------

      On November 5, 1996, the Company acquired 100 percent of the outstanding stock of Southwestern Telecom, Inc., San Antonio, Texas, a "casual-user" direct-dial long distance company. The purchase price for the acquisition was $1,023,765 in cash. Southwestern Telecom is expected to expand on a geographic basis where TWT already has an existing network to better utilize TWT's origination and termination facilities. Mr. David Anderson, founder of Southwestern Telecom, will stay on as President of the new subsidiary.

      Southwestern Telecom currently maintains over 50 percent of its casual users as active accounts when measured at six-month intervals. This length of subscribership is believed to be one of the highest in the casual-user market. Southwestern Telecom projects that average weekly mail outs over the next twelve months will exceed 480,000, and automated weekly telemarketing contracts will average 200,000 calls. Southwestern Telecom had revenues of approximately $3.1 million for its year ended December 31, 1995 and approximately $1.7 million for the six months ended June 30, 1996.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (a)   Exhibits.

            (2) Stock Purchase Agreement between Total World Telecommunications,
                Inc. and Southwestern Telecom, Inc.

                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By:/s/ Joseph L. Lents
                                       ----------------------------------------
                                       Joseph L. Lents
                                       President and
                                       Principal Executive Officer

Dated:  November 14, 1996